COREFUNDS, INC.
                       Supplement dated September 2, 1997
                     to the Prospectus dated June 30, 1997

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Effective on August 29, 1997, CoreFunds Investment Advisers, Inc., made changes to the portfolio management of certain of the Funds in CoreFunds, Inc. In connection with the replacement of Timothy R. Stives with Steve Dalton as manager of the Growth Equity Fund, the paragraph under the "Fund Management" sections on pages 6 and 12 of the Prospectus should be replaced with the following:

     Steve Dalton, a Vice President of CoreStates Advisers, manages Growth Equity and Balanced Funds. Mr. Dalton has been a senior portfolio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

In addition, the following paragraph should be added to the "Fund Management" sections on pages 24, 26 and 28 of the Prospectus.

     Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages New Jersey Municipal Bond, Pennsylvania Municipal Bond, and Intermediate Bond Funds. Mr. Snyder also manages several CoreStates Common Trust Funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


COR-A-045-06A
COR-A-046-06B